UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 1st 2020

Alpine 4 Technologies Ltd.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01 Other Events.

Dear Shareholders,

2019 was a year of tremendous growth!   Building a business is never easy, nor is it for the faint of heart.   But the payoff can be large for those who are patient and willing to do what it takes to succeed.  Alpine 4 is no different.  For the past 6 years, we have been in “build mode” and building a company like Alpine 4 takes lots of energy, vision, and capital.

Alpine 4 invested heavily in its DSF acquisition strategy in 2019 and we grew at a rate of 97.4% over 2018.  The investment into the right businesses has allowed Alpine 4 to grow beyond a start-up and we now have the substance to really become what we were designed to be.

At times, GAAP reporting does not really tell the picture of what has been accomplished and can be too black and white.  Further to that point, SOX compliance and other reporting requirements such as Derivative Liabilities, give a snapshot of what could happen, but really don’t give fairness to the larger picture.  The hard changes we made in 2019 with restructuring our VCD (Variable Convertible Debt) that we took out to mitigate the theft event at our former subsidiary Venture West Energy Services, and transferring it into FPCD (Fix Price Convertible Debt), will play a large roll in obtaining profitability in 2020.  The Interest and Discounts we paid in 2019 of $5,237,205 was mostly made up of the VCD debt, and with that now out of the way, Alpine 4 can begin to effectuate normalized debt service.  Further, we also took the opportunity to restructure a larger capital lease for our subsidiary Quality Circuit Assembly, Inc that will free $69K per month in debt service.

While COVID-19 had no bearing on our 2019 financials, it will play a role in how 2020 and beyond shape up.  But, even when faced with a ton of adversity, the strong will persevere and figure a way forward.  At Alpine 4, we are figuring out how to move forward.  The constraints of labor have forced us to look at more efficient means to produce our products and services, and we answered that call and are starting to do more with less.

I hope you see what we see in Alpine 4.  We believe firmly that our best days are yet to come and look forward to building on the progress of 2019.

Best regards

Kent Wilson

CEO / President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Technologies Ltd.

By: /s/ Kent B. Wilson

Kent B. Wilson

Chief Executive Officer, President

(Principal Executive Officer)

 Date: April 2, 2020

Alpine 4 2019 Annual Performance Review

Financial Overview, Corporate Updates and 2020 Guidance

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS:
This document contains "forward-looking statements" – that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, annual reports on Form 10-K and quarterly reports on Form 10-Q. We do not undertake to update our forward-looking statements. This document also includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

NON-GAAP FINANCIAL MEASURES:
In this document, we sometimes use information derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. In 2020 our manufacturing grouping of companies is operated by A4 Manufacturing, Inc. (A4MI) In this document, we refer to our subsidiaries Quality Circuit Assembly, Inc. and American Precision Fabricators, Inc as A4 Manufacturing or A4M. We refer to the construction services subsidiaries or Morris Sheet Metal, Corp, JTD Spiral, Inc, Deluxe Sheet Metal Inc and Excel Fabrication as A4 Construction Services, Inc (A4CS). Finally we refer to our technology subsidiaries of ALTIA, LLC and SPECTRUMebos, Inc. as A4 Technologies, Inc.

ALPINE 4 TECHNOLOGIES Ltd.
Synergy Innovation Drive Excellence
At Alpine 4 we believe that
Synergistic Innovation
Drives Excellence

ALPINE 4 TECHNOLOGIES Ltd.

Balance Sheet - 2019

All numbers are presented in millions

	2019	2018	
Current Assets	$12.37	$5.4	Grew by $7.0m or 129%
Current Liabilities	$21.63	$15.57	Grew by $6m or 39%
Total Assets	$35.8	$17.94	Grew by $17.9m or 100%
Total Liabilites	$47.78	$29.44	Grew by $18.3m or 62%
Shareholder Equity	-$11.97	-$11.50	Deficit Increased by $470k or 4%

ALPINE 4 TECHNOLOGIES Ltd.

Income Statement- 2019

All numbers are presented in millions	2019	2018	
Revenue	$28.15	$14.26	Grew by $13.89m or by 97.4%
COGS	$22.51	$9.44	Grew by $13.07m or by 138%
SG&A	$8.12	$5.47	Grew by $2.65m or by 48%
EBITDA	-$1.224	$0.222	Deficit Increased by $1.45m or 650%
Net Income / Loss	-$3.13	-$7.90	Deficit Decreased by $4.77m or 60%

Normalized Add Backs / Onetime Expenses	
VCD Debt Interest & Discounts	$ 2,841,016.00
Derivitate Liabilites	$ 252,320.00
Discontiinued Operations	$ (2,515,028.00)
Discontiinued Operations (IRS Tax Paid)	$ 201,806.00
WIP Adjustments from Prior Ownership	$ 1,087,204.00
Acquistion Fees and Costs	$ 931,228.00
Stock Option Awards	$ 78,437.00
Total Add Back	$ 2,876,983.00
Adjusted EBITDA Normalized	$1.65
Adjusted Net Profit Normalized	$-.253

2019 Revenue [Q1- Q4]

ALPINE 4 TECHNOLOGIES Ltd.

28.1m
7.1m
6.4m
7.0m
7.6m
30
25
20
15
10
5
0
Q1
Q2
Q3
Q4
Annual

2020 Revenue Guidance

$45,000,000.00
$40,000,000.00
$35,000,000.00
$30,000,000.00
$25,000,000.00
$20,000,000.00
$15,000,000.00
$10,000,000.00
$5,000,000.00
$-
$8.5m
$2.6m
$5.9m
$9.7m
$2.9m
$6.8m
$10.2m
$3.1m
$7.1m
$10.2m
$3.1m
$7.1m
$38.6m
$11.7m
$26.9m
A4 Consolidated
A4 Manufacturing, Inc
A4 Construction Services, Inc

ALPINE 4 TECHNOLOGIES Ltd.

What is the Alpine 4 Business Model?

- **SIDE an "Open Source" structure for driving excellence**
  - Unique S.I.D.E (Synergy, Innovation, Drive, Excellence) strategy drives innovation and operational efficiencies.

- **Fortune 500 level execution strategies for subsidiaries**
  - **Optimization Phase** – defined period of enhancement and planning; includes A4 Mini-MBA program for all managers and executives of acquired company.
  - **Asset Producing Phase** – companies operate more autonomously and can be relied on for profitable returns back to Alpine 4 and its shareholders.

ALPINE 4 TECHNOLOGIES Ltd.

What is the Alpine 4 Business Model of DSF?

- **Drivers** – Companies that are disruptive in nature and have large upside potential for market share and revenue generation.
- **Stabilizers** – Companies with sticky customers, consistent revenue, and solid net profits.
- **Facilitators** – "Our secret sauce" companies with synergistic relevance to other portfolio companies.

ALPINE 4
TECHNOLOGIES Ltd.

Alpine 4 | OTCQB: ALPP | www.alpine4.com | investorrelations@alpine4.com